WACHOVIA

Prudential Financial

A Retail Brokerage Powerhouse

Presentation to Investors
February 19, 2003

Highlights

Financially compelling

- Accretive to Wachovia earnings* in first year; estimated 2005 incremental EPS of $0.09
- Attractive returns for Wachovia; IRR of 20% and cash ROI of 36%
- Substantial incremental revenue opportunities (not assumed in above expectations)
- Expense synergies of approximately $220 million after-tax expected annually by 2005 (20% of combined pro forma annual expenses excluding financial advisor compensation)
- Upfront capital usage required only for one-time costs

Strategically powerful

- Creates the nation's third largest retail brokerage network and fifth largest clearing business
- Results in leading market shares in key markets nationally
- Pro forma combined 2002 revenues of $4.2 billion, 12,000 registered representatives, customer assets of $537 billion
- Investment research from multiple providers

Operationally effective

- Clear lines of management control and authority
- "Best-of-both" product and systems selection
- Systems conversions to occur after completion of Wachovia Bank integration

**Excludes merger-related and restructuring charges (see also page 10).*

Transaction summary

Legal Structure	Limited liability company and consolidated subsidiary of Wachovia Corporation
Ownership	62% Wachovia Corporation (WB); 38% Prudential Financial (PRU)
Brand	
Post-conversion:	Wachovia Securities
Pre-conversion:	Retain current names
Headquarters	Richmond, Virginia
CEO	Dan Ludeman (WB)
Integration Head	David Carroll (WB)
Board Composition	3 Wachovia members, 2 Prudential members
Accounting Method	Purchase accounting, consolidated by Wachovia; equity method accounting by Prudential
Expense Synergies	$220 million after-tax annually by 2005, 18 month integration
NewCo One-Time Costs	$681 million after-tax
Expected Closing	Third Quarter 2003
Approvals Required	Customary, including New York Stock Exchange and Hart-Scott-Rodino
Other Terms	Preexisting legal liability economic risk remain with respective parent companies. Integration commences fourth quarter 2003, as Wachovia Bank merger integration is complete

Focused, experienced management team


Don McMullen
CMG
(WB)
Wachovia Prudential Financial Advisors
Board of Managers*
John Strangfeld, Chairman (PRU)
Bob Kelly (WB)
Mark Grier (PRU)
Dan Ludeman (WB)
Don McMullen (WB)
David Carroll
Head of Integration
(WB)
Wachovia Securities**
Dan Ludeman
CEO (WB)
In-Bank Channel
Private Client Channels
Clearing/ Independent Channel

*Board meets 4 times/yr.
**Post conversion.

Business composition

- Includes
  - Wachovia and Prudential's external retail brokerage and financial advisory private client groups
  - Wachovia's internal in-bank brokerage business, independent brokerage business and direct (internet) business*
  - Both correspondent clearing businesses (First Clearing Corp. and Wexford Clearing)
- Excludes
  - Prudential Securities research, equity sales and trading operations
  - Prudential International Securities (Europe & Asia)
  - Prudential Bank and Trust

**Excludes Capital Management Group's insurance business which is included in Retail Brokerage Services financial reporting.*

Similar firms and scale

(as of 12/31/02)	Wachovia Securities	Prudential Securities
Pro forma Revenue (billions)	$ 2.1	$ 2.1
Recurring* revenue/total revenue	39%	42%
Client Assets (billions)	$ 265	$ 272
Client assets/series 7** (millions)	48	50
Client assets/account (thousands)	77	112
Fee-based assets (billions)	21	29
Similar business statistics		
Retention ratio of top-tier FA's***	95%	91%
Total FTEs	9,600	10,200
Support staff/FA ratio	1.1	1.3

**Recurring revenue includes account-based fees, asset-based fees, and net interest margin.*
***Excludes correspondent clearing assets.*
****Top-tier financial advisors are FAs generating annual revenues in excess of $250,000.*

Creates 3rd largest retail brokerage firm

($ in billions)

Major Players	Net Revenue (LTM)	Client Assets	Registered Reps
Merrill Lynch PCG	$8.8	$1,142	14,000
Citigroup PC	5.7	897	12,690
Wachovia/Prudential*	**4.2 (#3)**	**537 (#3)**	**12,486 (#4)**
Morgan Stanley IIG**	4.0	517	12,546
UBS Paine Webber	4.0	470	8,857
Wachovia Securities*	**2.1**	**265**	**8,109**
Prudential	**2.1**	**272**	**4,377**
AG Edwards**	2.0	236	7,279

*As of 12/31/02, Wachovia had 4,777 Series 7 brokers and 3,332 Series 6 registered reps. Net revenue is pro forma to reflect combined 2002 net revenues. Client assets include correspondent clearing assets of $37 billion for Wachovia Securities and $53 billion for Prudential Securities.
**As of quarter end 11/30/02. AG Edwards excludes investment banking revenue.

Creates leading market shares nationally

Estimated combined market share of 11%*



Seattle 10%
Minneapolis/
St. Paul 7%
Chicago 7%
Cleveland 18%
Boston 8%
N. New Jersey 18%
Nassau Co 12%
New York 16%
Philadelphia 16%
San Francisco 17%
Strength in key affluent markets and retirement cities
Las Vegas 10%
Washington D.C. 10%
Los Angeles 13%
Indianapolis 11%
Denver 7%
Charlotte 26%
San Diego 17%
St. Louis 6%
Phoenix 10%
Atlanta 10%
Dallas/Ft. Worth 7%
Houston 6%
Tampa 14%
Ft. Lauderdale 28%
Orlando12%

Source: Claritas

** Market share estimates are based on the percentage share of client assets in the Top 50 MSAs.*

Access to expanded product array provides many new revenue opportunities

★ - *Represents revenue opportunity*

	2002 Sales Production	
	Wachovia Securities	Prudential Securities
Asset management		
Proprietary funds	$3B, 33% ★	$1B, 13% ★
Non-Proprietary funds	$6B, 67%	$8B, 87%
Other parent's funds	$50MM ★ (Prudential)	$590MM ★ (Evergreen)
Money Mkt. Net sales	$4B	($3.5B)
Annuities	$6B	$2B ★
Trust	$938MM ★	$65MM ★
Loans	$990MM ★	$1.5B ★
Life Insurance (Revenues)	$11MM ★	$19MM

- **Expanded distribution and scale also provide additional revenue potential (e.g., increased pricing leverage in distribution of 3rd party products)**

Wachovia has proven brokerage integration experience

Mergers/acquisitions

- 1998 – Present
  - Wheat First Butcher Singer
  - EVEREN Capital
  - First Albany Co.
  - JW Genesis
  - IJL Wachovia
- Achieved an estimated $65 million in expense efficiencies with First Union / IJL (50% expenses excluding financial advisor compensation)
- FA satisfaction scores have risen over the past 3 consecutive years

Wachovia accretion analysis

($ in millions, after-tax)	2002 pro forma*	2003 (6 months)	2004	2005
Combined earnings**	$254	$166	$360	$391
Revenue Synergies***		None Assumed		
Expense savings		$6	$56	$223
Other transaction-related adjustments		(4)	(8)	(30)
Net expense savings		$2	$48	$190
New company earnings**		$168	$408	$581
Wachovia share (62%)		$104	$253	$360
WB Incremental EPS (vs. Stand Alone Contribution)****		$0.00	$0.03	$0.09

*From the businesses being contributed by Wachovia and Prudential.
**Excludes merger-related and restructuring charges. Wachovia contribution equals 76% of combined pro forma 2002 earnings. Wachovia contribution to 2003-2005 combined earnings expected to be approximately 60%; Wachovia contribution decrease due primarily to impact of expense reductions and pricing adjustments initiated by Prudential prior to transaction.
***Assumes no revenue enhancements and no revenue losses from integration.
****Includes impact of funding cash one-times. Shares outstanding for the years 2003, 2004, and 2005 assumed at 1,335 million. Not a projection.

Major expense synergies evident

- Expect annual expense efficiencies of $220 million after-tax by 2005 (net 1,750 FTEs and 131 branches)
  - 20% of combined pro forma expenses excluding financial advisor compensation

($ in millions)	Pre-tax	After-tax
Personnel	$188	$114
Occupancy	93	56
Technology	39	24
Other	44	26
Total	$364	$220

NewCo
One-time merger-related expenses

- **Expect total one-time costs related to integration of $681 million after-tax***

($ in millions after-tax)	P&L**	Exit cost PAAs***	Total
Personnel	128	155	283
Occupancy	28	188	216
Technology	39	45	84
Other	73	25	98
Total	$268	$413	$681

- **The $268 million after-tax represents merger-related and restructuring expenses; expect to charge 30% to earnings in 2003 and 70% in 2004**
- **Additionally, Wachovia and Prudential will separately record fair value PAAs at closing (each company is required to fair value the other's assets and liabilities)**

*Total pre-tax one-time charges of $1,128 million; $444 million pre-tax impact on P&L, and $684 million pre-tax of PAAs. Assumes tax rate of 39.6%.
**Charged to earnings of NewCo, predominantly expenses related to Wachovia Securities and certain discretionary items (i.e. retention plan, etc.).
***Purchase accounting adjustments charged to goodwill; predominantly items related to Prudential.

Wachovia: attractive returns

	Wachovia
IRR* (on cash charges)	36%
IRR** (on contributed value plus cash charges)	20%
NPV	$1.1 billion

Assumptions:

- No acquisition capital
- Long-term growth rate of 7.5%
- Terminal value calculated assuming a perpetuity growth rate of 5%
- Discount Rate of 13% for net present value calculation
- Assumes perpetuity value after year 15
- No incremental revenue synergies included

Source: Merrill Lynch

** Incremental cash flows on Wachovia's share of cash one-time charges of $626 million.*

***Wachovia's share of cash flows on estimated fair value of Wachovia's contributed entity plus present value of Wachovia's share of cash one-time charges. Discounted cash flow valuation estimated at $2.3 billion (60% of combined total); assumed terminal multiple of 12.5x (estimated 5 year peer group average).*

Wachovia Bank integration unaffected

Same disciplined, deliberate and methodical process as in Wachovia Bank integration

	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004
Wachovia Bank Integration	▪ 3rd regional deposit conversion	▪ Final branch conversions and rebranding completed	▪ Last data center consolidated ▪ Bank integration complete			
Combined Retail Financial Advisory Integration	▪ Detailed planning		▪ Systems testing begins	▪ Payroll/ Benefits	▪ Brokerage system conversion ▪ Brokerage office consolidations and re-branding begins	▪ Integration complete

Summary

Financially compelling

- Accretive to Wachovia earnings* in first year; estimated 2005 incremental EPS of $0.09
- Attractive returns for Wachovia; IRR of 20% and cash ROI of 36%
- Substantial incremental revenue opportunities (not assumed in above expectations)
- Expense synergies of approximately $220 million after-tax expected annually by 2005 (20% of combined pro forma annual expenses excluding financial advisor compensation)
- Upfront capital usage required only for one-time costs

Strategically powerful

- Creates the nation's third largest retail brokerage network and fifth largest clearing business
- Results in leading market shares in key markets nationally
- Pro forma combined 2002 revenues of $4.2 billion, 12,000 registered representatives, customer assets of $537 billion
- Investment research from multiple providers

Operationally effective

- Clear lines of management control and authority
- "Best-of-both" product and systems selection
- Systems conversions to occur after completion of Wachovia Bank integration

Excludes merger-related and restructuring charges (see also page 10).

Appendix

- **Growth opportunities for retail brokerage**

- **Operating framework**

Why retail brokerage is a long-term growth opportunity

- Affluent* households are a growing percentage of total U.S. households
  - % Share of total HH's has increased from 2.9% in 1989 to 6.9% in 2002E
- Full service brokers dominate as the primary advisor relied upon by affluent households
- Growing retirement population provides increasing IRA rollover opportunities
  - Multi-channel providers will be most successful in capturing rollover dollars
- Revenue generation by financial advisors is cyclically low

Positioned to take advantage of customer dynamics and positive demographic trends

*$500,000+ net worth not including primary residence.

Retail brokerage is key to asset gathering in the affluent market



Source of advice for affluent clients
(>$500,000 investable assets)
Full service broker
43%
Transaction-based CFP
11%
Reg. invest. advisor
9%
Fee-based CFP
7%
Investment manager
7%
Accountant
6%
Other
5%
Friend/family
5%
Mutual fund co. rep.
4%
Attorney
2%
Private banker
2%
Discount broker
2%
Banker
1%
Online broker
1%
Insurance agent
1%

Source: Spectrem Group

Major IRA rollover opportunity

$3 trillion 401(k) to IRA rollover is expected over the next 8 years


505
451
402
359
321
286
256
228
204
182
163
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Estimated 2002 – 2010
Rollover: ~ $3 Trillion

Source: Cerulli Associates; McKinsey analysis

Multi-channel providers will prevail in the IRA rollover business

Winners will need a combination of broker, mutual fund, bank and insurance channels


Mutual Funds
41%
Brokerage Firms
40%
1%
6%
12%
Mutual Funds
Brokerage Firms
Commercial Banks
Insurance Companies
Third-Party Administrators

Source: Cerulli Associates, Spectrem Group, Empirical Research Partners Estimates

Operating framework*

Ownership	62% Wachovia / 38% Prudential
Governance	Governed by Board of Managers (3 from Wachovia and 2 from Prudential) with action by majority vote. Some decisions require approval of both parents: – Transactions by NewCo representing 25%+ of NewCo revenue (refer to page 22 regarding Large Retail Broker/Dealer Acquisitions) – Changes to dividend distribution policies – Material changes in primary business purpose or pricing methodology for services provided by either parent – Admission of new members to the L.L.C. – Settlement of certain regulatory matters
Allocation of Profits/Losses	In proportion to economic ownership
Distributions	Minimum of 70% of pre-tax earnings distributed quarterly
Payment of One-Time Costs	In proportion to economic ownership
Further Capital Contributions	Capital contributions will be offered ratably
Non-compete	Neither party will engage in retail securities brokerage in the US, South America, or Central America outside of NewCo
Litigation	Liabilities arising from actions taken prior to closing are retained by parent
Auditors	KPMG
Wachovia call option	After 15 years at pro rata fair market value through either cash or shares
Prudential put option	After 2 years at cost basis, or after 5 years at pro rata fair market value

**Summarizes certain key provisions agreed to by the parties in the definitive agreements relating to the transaction. This presentation does not contain all material provisions of the definitive agreements and this summary is subject, in all respects, to the terms of those agreements.*

Operating framework* (cont'd.)

Change of Control of Parent	**Upon change of control involving a major competitor, put/call option of party not involved in change of control becomes exercisable at fair market value** – **If Prudential is acquired, the acquiring entity is subject to the NewCo LLC agreement by which the retail brokerage operations of such entity must be contributed to NewCo. However, although such contribution could impact economic ownership, in no case shall Wachovia cede control of NewCo** – **If Prudential is acquired by an entity with domestic banking revenues equal to or greater than the 10th largest U.S. bank, Wachovia has the right to call Prudential's interest in NewCo** – **If Wachovia is acquired by an entity with net premiums written equal to or greater than the 10th largest U.S. insurance company, Prudential has the right to put its interest in NewCo to Wachovia**
Future Acquisitions	**Retail broker/dealers acquired as part of a larger entity will be merged into NewCo at fair market value. Stand-Alone broker/dealer acquisitions are prohibited without NewCo board approval; however, large retail broker/dealer acquisitions can be executed by either party without the other party's consent, under specific guidelines**
Large Retail Broker/Dealer Acquisitions	**Large Retail broker/dealers are defined as those with revenues greater than 25% of NewCo revenue (currently equal to $4 billion)** **If acquisition occurs within the first two years, each party may request that the other retain the broker/dealer outside of NewCo until the integration period is complete. Following the NewCo integration period, the large broker/dealer will be contributed to NewCo at fair market value** **If Prudential acquires a large broker/dealer, Wachovia's call rights accelerate, unless Prudential divests the large broker dealer.** **Each party has the option to contribute additional capital to maintain its ownership percentage**
Calculation of fair market value	**Analysis conducted by mutually agreed upon third party**

**Summarizes certain key provisions agreed to by the parties in the definitive agreements relating to the transaction. This presentation does not contain all material provisions of the definitive agreements and this summary is subject, in all respects, to the terms of those agreements.*

Cautionary statement

The foregoing materials and management's discussion of them may contain, among other things, certain forward-looking statements with respect to Wachovia, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia, including, without limitation, (i) statements relating to certain of Wachovia's goals and expectations with respect to earnings, earnings per share, revenue, expenses, and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "probably", "potentially", "projects", "outlook" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's control). The following factors, among others, could cause Wachovia's financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements: (1) the risk that the retail securities brokerage businesses of Prudential Financial, Inc. ("Prudential") and Wachovia in connection with the combination of such retail securities brokerage businesses (the "Transaction") will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Transaction may not be fully realized or realized within the expected time frame; (3) revenues following the Transaction may be lower than expected; (4) operating costs, customer loss and business disruption following the Transaction, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (7) inflation, interest rate, market and monetary fluctuations; (8) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia's capital markets and capital management activities, including, without limitation, its mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; and (9) the impact on Wachovia's businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by Wachovia with the Securities and Exchange Commission, including its Current Report on Form 8-K dated February 19, 2003.

Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the Transaction or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral.